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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Nuevo Energy Company:

     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                            /s/ KPMG LLP
                                            ------------------------------------
                                            KPMG LLP

Houston, Texas

February 15, 2001